GMO SERIES TRUST

GMO Quality Series Fund

Supplement dated May 8, 2018 to the

Summary Prospectus, dated June 30, 2017

Reduction of Class PS Administration Fees

Effective May 8, 2018 (the “Effective Date”), Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reduce the administration fee paid by GMO Quality Series Fund (the “Fund”), a series of GMO Series Trust (the “Trust”), in respect of its Class PS shares from the annual rate of 0.20% of the average daily net asset value attributable to the Fund’s Class PS shares to the annual rate of 0.10% of the average daily net asset value attributable to the Fund’s Class PS shares. This arrangement will continue through at least June 30, 2019, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

As of the Effective Date, the sections appearing on page 1 of the Summary Prospectus captioned “Fees and expenses” and “Example” are replaced with the following:

Fees and expenses

The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.

Annual Fund operating expenses1

(expenses that you bear each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6	Class PS
Management fee[2]	0.33%	0.33%	0.33%	0.33%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%[4]
Other expenses	0.16%	0.16%	0.16%	0.16%
Total annual fund operating expenses	0.79%	0.64%	0.54%	0.69%
Expense reimbursement[5]	(0.01%)	(0.01%)	(0.01%)	(0.11%)
Total annual fund operating expenses after expense reimbursement	0.78%	0.63%	0.53%	0.58%

1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO Quality Fund (“Quality Fund”), the underlying fund in which the Fund invests.

2 The amount reflects the management fee paid by Quality Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Quality Fund.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services. GMO has contractually agreed to reduce the administration fee paid by the Fund in respect of its Class PS shares from the annual rate of 0.20% of the average daily net assets attributable to the Fund’s Class PS shares to the annual rate of 0.10% of the average daily net asset value attributable to the Fund’s Class PS shares. This arrangement will continue through at least June 30, 2019, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

5 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both Quality Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class R4	$80	$256
Class R5	$64	$208
Class R6	$54	$176
Class PS	$59	$214